EXHIBIT 10.1

                                                  AS ADOPTED
                                                  OCTOBER 7, 1996


                             HOPS GRILL & BAR, INC.
                            1996 STOCK INCENTIVE PLAN

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      SECTION 1. ESTABLISHMENT AND PURPOSE OF THE PLAN. This 1996 Stock
Incentive Plan (the "Plan") is established by Hops Grill & Bar, Inc., a Florida corporation (the "Company"), as of October 7, 1996. The Plan is designed to enable the Company to attract, retain and motivate key employees of the Company, by providing for or increasing their proprietary interest in the Company. The Plan provides for the grant of options ("Options") which qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options which do not so qualify ("Non-Qualified Options"), for the grant of stock appreciation rights ("Stock Appreciation Rights") and for the sale or grant of restricted stock ("Restricted Stock").

      SECTION 2. STOCK SUBJECT TO PLAN. The maximum number of shares of stock that may be subject to Options or Stock Appreciation Rights granted hereunder and the number of shares of stock that may be sold or granted as Restricted Stock hereunder shall not in the aggregate exceed 375,000 shares of Common Stock, par value $0.01 per share ("Common Stock") of the Company, subject to the adjustments under Section 13 hereof. The shares which may be subject to Options granted and Restricted Stock sold or granted under the Plan may be authorized and unissued Common Stock or Common Stock reacquired by the Company and held as treasury stock.

      Shares of stock which are subject to the unexercised portions of any Options that expire, terminate or are canceled, shares of stock which are not required to satisfy the exercise of any Stock Appreciation Rights that expire, terminate or are canceled or exercised, and shares of Restricted Stock which are reacquired by the Company pursuant to the restrictions thereon, may again become available for the grant of Options or Stock Appreciation Rights and the sale or grant of Restricted Stock under this Plan. If a Stock Appreciation Right is exercised, any Option or portion thereof which is surrendered in connection with that exercise shall terminate and the shares theretofore subject to that Option or portion thereof shall be available for further use under the Plan.

      SECTION 3. SHARES SUBJECT TO AGREEMENT. All shares issuable under Options or Stock Appreciation Rights and all shares of Restricted Stock sold or granted pursuant to this Plan shall be subject to the restrictions contained in the written agreement required under Section 4 hereof evidencing the terms under which shares of Common Stock are granted or sold under this Plan.

      SECTION 4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee ("the Committee") appointed by the Board of Directors (the "Board") of the Company. If no persons are designated by the Board to serve on the Committee, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board. If the Company shall become a reporting company under the Securities Exchange

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Act of 1934, as amended (the "Exchange Act"), the Committee shall satisfy the requirements of Exchange Act Rule 16b-3 by consisting of (a) the Board or (b) a committee of the Board composed of two or more Non-Employee Directors (as such term is defined in Rule 16b-3). The Board shall have the discretion from time to time to add, remove, or replace members of the Committee, and shall have the sole authority to fill vacancies on the Committee.

      All actions of the Committee shall be authorized by a majority vote thereof at a duly called meeting or upon the unanimous written consent of all Committee members. The Committee shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the agreements and other instruments evidencing Options and Stock Appreciation Rights granted and Restricted Stock sold or granted under the Plan and to make all the determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be final and conclusive upon the Participants (as defined below).

      Subject to the express provisions of the Plan, the Committee shall determine the number of shares subject to grants or sales and terms thereof, including the provisions relating to the exercisability of Options and Stock Appreciation Rights, lapse and non-lapse restrictions upon the Common Stock obtained or obtainable under the Plan, and the termination and/or forfeiture of Options, Stock Appreciation Rights and Restricted Stock under the Plan. The terms upon which Options and Stock Appreciation Rights are granted and Restricted Stock is sold or granted shall be evidenced by a written agreement executed by the Company and, if the Committee so requires, the Participant to whom such are granted or sold.

      SECTION 5. ELIGIBILITY. Persons who shall be eligible for grants of Options or Stock Appreciation Rights or sales or grants of Restricted Stock hereunder ("Eligible Employees") shall be key employees of the Company or its subsidiaries, and shall include members of senior management and directors of the Company who are employees of the Company or its subsidiaries. Persons who are directors of the Company who are not employees of the Company or its subsidiaries ("Outside Directors") shall be eligible for grants of Options. The Committee may from time to time determine the Eligible Employees who shall participate under the Plan (such Eligible Employees are referred to as "Participants") through grants of Non-Qualified Options, Incentive Stock Options and, if applicable, Stock Appreciation Rights, and/or through sales or grants of Restricted Stock.

      SECTION 6. TERMS AND CONDITIONS OF OPTIONS GRANTED TO ELIGIBLE EMPLOYEES. No Option shall be granted to an Eligible Employee for a term of more than fifteen years. Options may in the discretion of the Committee be granted to Eligible Employees with associated Stock Appreciation Rights or be amended so as to provide associated Stock Appreciation Rights. The Option agreement may contain such other terms, provisions, and conditions as may be determined by the Committee (not inconsistent with the Plan). The Committee shall designate as such those Options intended to be eligible to qualify and be treated as Incentive Stock Options and, correspondingly, those Options not intended to be eligible to qualify and be treated as Incentive Stock Options.

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      SECTION 7. EXERCISE PRICE OF OPTIONS GRANTED TO ELIGIBLE EMPLOYEES. The
exercise price for each Non-Qualified Option granted hereunder to an Eligible Employee shall not be less than fifty percent (50%) of the Fair Market Value (as defined in Section 18 hereof) of the Common Stock on the date the Option is granted. The exercise price of any Option intended to be eligible to qualify and be treated as an Incentive Stock Option shall not be less than the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted, except that if such Incentive Stock Option is granted to a participant who on the date of grant is treated under Code Section 424(d) as owning stock (not including stock purchasable under outstanding options) possessing more than ten percent (10%) of the total combined voting power of all classes of the Company's stock, the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted.

      Payment for Common Stock purchased upon exercise of any Option granted hereunder to an Eligible Employee shall be in cash at the time of exercise, except that, if either the Option so provides or the Committee so permits, and if the Company is not then prohibited from purchasing or acquiring shares of its Common Stock, such payment may be made in whole or in part with shares of stock of the same class as the stock then subject to the Option. The value of any such stock delivered as payment hereunder shall be determined by such means as the Committee shall establish. The Committee also may on an individual basis permit payment or agree to permit payment by such alternative means as may be lawful, including by delivery of an executed exercise notice together with irrevocable instructions to a broker promptly to deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

      SECTION 8. NON-QUALIFIED OPTIONS GRANTED TO OUTSIDE DIRECTORS. A Participant who is an Outside Director may be granted Options to acquire shares of Common Stock; PROVIDED, that if the Company is a reporting company under the Exchange Act such grant shall comply with the requirements for an exemption under Exchange Act Rule 16b-3 as in effect at the time.

      SECTION 9. NON-TRANSFERABILITY. Any Option granted under this Plan shall by its terms be non-transferable by the Participant other than by will or the laws of descent and distribution (in which case such descendant or beneficiary shall be subject to all terms of the Plan applicable to Participants) and is exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

      SECTION 10. INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the shares for which an Option that is intended to be eligible to qualify and be treated as an Incentive Stock Option may become exercisable for the first time (determined without regard to any potential acceleration in exercisability of such Incentive Stock Option) under this Plan and any other stock option plan of the Company and its affiliates shall not exceed $100,000 in any calendar year.

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      SECTION 11. STOCK APPRECIATION RIGHTS. The Committee may, under such terms and conditions as it deems appropriate, grant to any Eligible Employee selected by the Committee Stock Appreciation Rights, which may or may not be associated with Options. Upon exercise of a Stock Appreciation Right the Participant shall be entitled to receive payment of an amount equal to the excess of the Fair Market Value of the underlying shares on the date of exercise over the Stock Appreciation Right's exercise price. Such payment may be made in shares of Common Stock valued at their Fair Market Value on the date of exercise or in cash, or partly in shares and partly in cash, as the Committee may designate.
The Committee may require that any Stock Appreciation Right shall be subject to the condition that the Committee may at any time in its absolute discretion not allow the exercise of such Stock Appreciation Right. The Committee may further impose such conditions, if any, on the exercise of Stock Appreciation Rights as may be necessary or appropriate to comply with Rule 16b-3 under the Exchange
Act.

      SECTION 12. RESTRICTED STOCK. The Committee may sell or grant Restricted Stock under the Plan (either independently or in connection with the exercise of Options or Stock Appreciation Rights under the Plan) to Eligible Employees selected by the Committee. The Committee shall in each case determine the number of shares of Restricted Stock to be sold or granted, the price at which such shares are sold, if applicable, and the terms or duration of the restrictions to be imposed upon those shares.

      SECTION 13. ADJUSTMENTS. If at any time the class of shares subject to this Plan is changed into or exchanged for a different number or kind of shares or securities, as the result of any one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or similar events, an appropriate adjustment shall be made in the number, exercise or sale price and/or type of shares or securities for which Options or Stock Appreciation Rights may thereafter be granted and Restricted Stock may thereafter be sold or granted under this Plan. The Committee also shall designate the appropriate changes which shall be made in Options, Stock Appreciation Rights, or rights to purchase Restricted Stock then outstanding under this Plan, and the Committee may do so either at the time the Option or Stock Appreciation Right is granted or Restricted Stock offered or at the time of the event causing the adjustment. Any such adjustment in outstanding Options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such Options. Any such adjustments in outstanding rights to purchase Restricted Stock shall be made without changing the aggregate purchase price of such Restricted Stock.

      SECTION 14. DURATION OF PLAN. Options may not be granted nor Restricted Stock sold or granted under the Plan after October 6, 2006.

      SECTION 15. SHAREHOLDER APPROVAL. No Options or Stock Appreciation Rights granted under this Plan may be exercised and no Restricted Stock may be sold or granted prior to approval of this Plan by the holders of the majority of the outstanding shares of voting stock of the Company.

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      SECTION 16. AMENDMENT AND TERMINATION OF THE PLAN. Except as set forth below, the Board may at any time alter, amend, suspend or terminate the Plan. The Committee may amend the Plan or any agreement issued hereunder to the extent necessary for any Option or Stock Appreciation Right granted or Restricted Stock sold or granted under the Plan to comply with applicable tax or securities laws.

      No Option or Stock Appreciation Right may be granted during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan or of any agreement issued hereunder shall, without the consent of the affected holder of such Option, Stock Appreciation Right or Restricted Stock, alter or impair any rights or obligations in any Option, Stock Appreciation Right or Restricted Stock theretofore granted or sold to him under the Plan.

      SECTION 17. NATURE OF PLAN. This Plan is intended to qualify as a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933, as amended.

      SECTION 18. DEFINITION OF "FAIR MARKET VALUE." As used in this Plan, the "Fair Market Value" of the shares of Common Stock on any date shall mean:

      (a) the closing sales price, regular way, or in the absence thereof, the mean of the last reported bid and asked quotations, on such date on the national securities exchange having the greatest volume of trading in the shares of Common Stock during the thirty-day period preceding such date (or if such exchange was not open for trading on such date, the next preceding date on which it was open); or

      (b) if there is no price as specified in (a), the final reported sales price, or if not reported in the following manner, the mean of the closing high bid and low asked prices, in the over-the-counter market for the shares of Common Stock as reported by the Nasdaq National Market or, if such organization is not in existence, by an organization providing similar services, on such date (or if such date is not a date for which such system or organization generally provides reports, then on the next preceding date for which it does
           so); or

      (c) if there also is no price as specified in (b), the price determined by the Committee by reference to bid-and-asked quotations for the shares of Common Stock provided by members of an association of brokers and dealers registered pursuant to subsection 15(b) of the 1934 Act, which members make a market in the shares of Common Stock, for such recent dates as the Committee shall determine to be appropriate for fairly determining current market value; or

      (d) if there also is no price as specified in (c), the amount determined in good faith by the Committee based on such relevant facts, which may include opinions of independent experts, as may be available to the Committee.

      SECTION 19. CANCELLATION OF OPTIONS. Except for Options granted to Outside Directors under Section 8 of the Plan, any Option granted under the Plan may be canceled

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at any time with the consent of the holder and a new Option may be granted to such holder in lieu thereof.

      SECTION 20. WITHHOLDING OF TAXES. Whenever shares of Common Stock are to be issued with respect to the exercise of Options or amounts are to be paid or income received with respect to Stock Appreciation Rights or Restricted Stock under this Plan, the Committee in its discretion may require the Participant to remit to the Company, prior to the delivery of any certificate or certificates for such shares or the payment of any such amounts, all or any part of an amount or, at the Participant's request pursuant to a procedure established by the Committee, may withhold delivery of a sufficient number of shares or of a sufficient amount from the Participant's compensation determined in the Committee's discretion to be sufficient to satisfy Federal, state and local withholding tax obligations which the Company or its counsel determine may arise with respect to such exercise or payment.

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